CERTIFICATION PURSUANT TO 18 U.S.C.

                                                                   Exhibits 32.1

 Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section
                      906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report on Form 20-F of Oxford Investments Holdings Inc., a company organized under the laws of under the laws of Ontario, Canada (the "Company"), for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge, that:

     1.  the  Report  fully  complies,  in  all  material  respects,   with  the
requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934;
and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.



By: /S/ Michael Donaghy
    -------------------
    Michael Donaghy
    Chief Executive Officer


Date:  June 29, 2007